UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2008

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EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

16701 Greenspoint Park Drive, Suite 200
Houston, Texas  77060
(832) 327-8000
(Address of principal executive offices, including zip code)
(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Eagle Rock Energy Partners, L.P. (“Eagle Rock” or “the Partnership”) today announced the appointment of Mr. Darin G. Holderness to the position of senior vice president and chief financial officer of Eagle Rock Energy G&P, LLC, general partner of Eagle Rock Energy GP, L.P., which is the general partner of the Partnership, effective May 19, 2008.  Mr. Holderness, who will become Eagle Rock’s principal financial and accounting officer on that date, will replace Mr. Alfredo Garcia, who has been serving as interim chief financial officer since December 28, 2007, from those positions. Mr. Garcia will continue to serve the Partnership in the capacity of senior vice president – corporate development.

Mr. Holderness is 44 years old.  Mr. Holderness has no family relationship with any director or executive officer of Eagle Rock G&P, LLC.  Mr. Holderness has been employed by Pioneer Natural Resources Company as its vice president and chief accounting officer since November 2004. At Pioneer Natural Resources Company, Mr. Holderness oversaw the complete accounting function with a staff of approximately 100 people.  Previously, he acted as vice president and chief financial officer with Basic Energy Services starting in April 2004 and as vice president and controller for Pure Resources, Inc. and its predecessors from January 1998 to April 2004. At Basic Energy Services, Mr. Holderness oversaw the complete accounting function with a staff of approximately 50 people.  Prior to Pure Resources, he was manager of financial reporting for Aquila Gas Pipeline Corporation from January 1996 to December 1997. Mr. Holderness holds a Bachelor of Business Administration in Accounting from Boise State University and is a Certified Public Accountant.

The annual base salary for Mr. Holderness will be $240,000, and Mr. Holderness will be eligible for up to 50% of his base salary as a bonus pursuant to Eagle Rock’s 2008 bonus plan.  Eagle Rock intends to grant Mr. Holderness 40,000 restricted common units on May 19, 2008, with a vesting schedule of 33% on May 15, 2009, 33% on May 15, 2010, and 34% on May 15, 2011.  The Partnership also is aware that the Board of Directors of Eagle Rock Holdings L.P. will grant Mr. Holderness 200,000 of Tier I Incentive Interests and 20,000 Tier III Incentive Interests, which are subject to vesting and reaching confidential payout targets.  While the confidential payout target for Tier I has been achieved, the confidential payout target for Tier III has not yet been achieved.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Eagle Rock Energy Partners, L.P. dated April 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 21, 2008                                                                     EAGLE ROCK ENERGY PARTNERS, L.P.

By:            Eagle Rock Energy GP, L.P., its general partner

By:            Eagle Rock Energy G&P, LLC, its general partner

By:	/s/ Joseph A. Mills
Joseph A. Mills
Chief Executive Officer

    (Duly Authorized Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Eagle Rock Energy Partners, L.P. dated April 21, 2008